FINANCIAL EXPENSES (Details) - CAD ($) $ in Millions	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
FINANCIAL EXPENSES
Interest on long-term debt	$ 274.7	$ 288.0	$ 287.3
Amortization of financing costs and long-term debt discount	6.9	7.0	7.1
Interest on net defined benefit liability	5.8	6.7	5.4
(Gain) loss on foreign currency translation on short-term monetary items	(2.0)	0.5	6.4
Other	(2.0)	0.7	3.0
Total financial expenses	$ 283.4	$ 302.9	$ 309.2